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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Acusphere, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 29, 2004

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Acusphere, Inc. (the “Company”) to be held at 8:30 a.m., local time, on Thursday, June 10, 2004, at the offices of Testa, Hurwitz & Thibeault, LLP, 21st Floor, Oliver Street Tower, 125 High Street, Boston, Massachusetts 02110.

     At this annual meeting, you will be asked to elect one Class I director for a three-year term. The Board of Directors unanimously recommends that you vote FOR this proposal.

     Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

     If you are a stockholder of record, please vote by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, whether or not you plan to attend the meeting. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

Very truly yours,

SHERRI C. OBERG
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE AND BOARD MATTERS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEMNIFICATION MATTERS
OTHER MATTERS
STOCKHOLDER PROPOSALS
EXPENSES AND SOLICITATION
Annex A
A MESSAGE FROM THE BOARD
INTRODUCTION
STANDARDS OF CONDUCT
REPORTING AND ENFORCEMENT MECHANISMS
POLICY AGAINST RETALIATION
PENALTIES FOR VIOLATIONS
WAIVER/AMENDMENTS
RECEIPT OF CODE OF BUSINESS CONDUCT AND ETHICS
Annex B
Annex C
Annex D

ACUSPHERE, INC.

500 Arsenal Street
Watertown, MA 02472

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 10, 2004

To the Stockholders of Acusphere, Inc.:

      The Annual Meeting of Stockholders of Acusphere, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 10, 2004, at 8:30 a.m., local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 21st Floor, Oliver Street Tower, 125 High Street, Boston, Massachusetts 02110, for the following purposes:

1. To elect one Class I member to the Board of Directors as a director, to serve for a three-year term and until her successor has been duly elected and qualified or until her earlier death, resignation or removal; and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Only stockholders of record at the close of business on April 19, 2004 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

      All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your proxy card.

By Order of the Board of Directors,

SHERRI C. OBERG
President and Chief Executive Officer

Watertown, MA

April 29, 2004

      Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed envelope in order to assure representation of your shares. No postage need be affixed if the proxy card is mailed in the United States.

ACUSPHERE, INC.

500 Arsenal Street
Watertown, MA 02472

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 10, 2004

April 29, 2004

      Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Acusphere, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, June 10, 2004, at 8:30 a.m., local time, at the offices of Testa, Hurwitz & Thibeault, LLP, 21st Floor, Oliver Street Tower, 125 High Street, Boston, Massachusetts 02110, or at any adjournments or postponements thereof (the “Meeting”). An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2003, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 29, 2004.

      The purpose of the Meeting is to elect one Class I director to the Company’s Board of Directors. Only stockholders of record at the close of business on April 19, 2004 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting. As of that date, 14,314,260 shares of common stock, $.01 par value per share, of the Company (the “Common Stock”) were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. You may vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Secretary of the Company, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Meeting, or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Acusphere, Inc., 500 Arsenal Street, Watertown, Massachusetts 02472, Attention: Secretary, at or before the taking of the vote at the Meeting.

      The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

      In the election of a Class I director, the nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as a director. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on each such matter is required for approval. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker “non-votes” are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

      The persons named as attorneys-in-fact in the proxies, Howard Bernstein, M.D., Ph.D. and John F. Thero, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted by such persons at the Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the nominee to the Board of Directors.

      Aside from the election of directors, the Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominee

      The Company’s Board of Directors currently consists of six members. The Company’s By-laws divide the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. The Company’s current Class I directors are Terrance McGuire and Sherri C. Oberg, whose terms will expire at the Meeting. In February 2004, Mr. McGuire indicated to the Board of Directors that he will not stand for re-election at the Meeting, at which time his term will expire. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Company, the Board of Directors has nominated and recommended that Ms. Oberg be re-elected to the Board of Directors as a Class I director, to hold office until the Annual Meeting of Stockholders to be held in the year 2007 and until her successor has been duly elected and qualified or until her earlier death, resignation or removal. The Board of Directors is also composed of two Class II directors (Derek Lemke-von Ammon and Kate Mitchell), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2005, and two Class III directors (Frank Baldino, Jr., Ph.D. and Martyn Greenacre), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2006.

      The Board of Directors knows of no reason why the nominee would be unable or unwilling to serve, but if the nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee named below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE NOMINEE LISTED BELOW.

      The following table sets forth the nominee to be elected at the Meeting and the current directors, and the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company, the year the nominee’s and each other director’s current term will expire and the current class of director of the nominee and each other director:

Nominee’s or Director’s Name	Position(s) with	Year Current Term	Current Class
and Year First Became a Director	the Company	Will Expire	of Director

Sherri C. Oberg	President, Chief	2004	I
1993	Executive Officer and
	Director
Terrance McGuire	Director	2004	I
1994
Derek Lemke-von Ammon	Director	2005	II
2002
Kate Mitchell	Director	2005	II
2000
Frank Baldino, Jr., Ph.D.	Director	2006	III
2001
Martyn Greenacre	Director	2006	III
2001

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the director nominee to be elected at the Meeting, the directors and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company immediately prior to the Meeting.

Name	Age	Position

Sherri C. Oberg	44	President, Chief Executive Officer and Director
Howard Bernstein, M.D., Ph.D.	47	Senior Vice President, Research and Development
Charles P. Cox, Ph.D.	52	Senior Vice President, Corporate Development and Marketing
Michael R. Slater	57	Senior Vice President, Operations
John F. Thero	43	Senior Vice President and Chief Financial Officer, Treasurer and Secretary
Frank Baldino, Jr., Ph.D.	50	Director
Martyn Greenacre	62	Director
Derek Lemke-von Ammon	46	Director
Terrance McGuire*	48	Director
Kate Mitchell	45	Director

*	Mr. McGuire has indicated that he will not stand for re-election at the Meeting, at which time his term will expire.

      Dr. Baldino, Mr. McGuire and Ms. Mitchell are members of the Compensation Committee. Dr. Baldino is Chairperson of the Compensation Committee. Mr. McGuire’s term as a member of the Compensation Committee will expire upon the expiration of his term as a director.

      Dr. Baldino, Mr. Greenacre and Ms. Mitchell are members of the Audit Committee. Mr. Greenacre is Chairperson of the Audit Committee.

      Dr. Baldino and Mr. Greenacre are members of the Nominating and Corporate Governance Committee. Mr. Greenacre is Chairperson of the Nominating and Corporate Governance Committee.

      Sherri C. Oberg, a co-founder of Acusphere, has served as President and Chief Executive Officer and one of the directors of the Company since its inception in 1993. Prior to joining Acusphere, Ms. Oberg was President and Chief Executive Officer of Neomorphics, Inc., a venture capital-backed company focused on tissue engineering, from 1991 to 1992. Prior to joining Neomorphics, she was a venture capitalist at Aegis Venture Funds from 1988 to 1991, and at Inco Venture Capital Management from 1986 to 1988. Ms. Oberg is a member of the Board of Overseers of The Amos Tuck School at Dartmouth College. Ms. Oberg holds a B.A. from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration.

      Howard Bernstein, M.D., Ph.D., has served as Senior Vice President, Research and Development of the Company since January 2000 and as Vice President of Research and Development from 1994 to January 2000. Prior to joining Acusphere, Dr. Bernstein served as Vice President of Pharmaceutical Development at Alkermes, Inc. from 1992 to 1994 and as Vice President of Research at Enzytech Inc. from 1991 to 1992. Dr. Bernstein holds an M.D. from Harvard Medical School and a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology.

      Charles P. Cox, Ph.D., has served as Senior Vice President, Corporate Development and Marketing of the Company since August 2003. Prior to joining Acusphere, Dr. Cox was employed by Atrix Laboratories as Senior Vice President of Corporate Development from April 2001 to August 2003; as Vice President, New Business Development from January 1996 to April 2001; and as Vice President, Product Development from September 1992 to January 1996. He was employed by G.D. Searle & Co., Searle R&D Division from 1988 to 1992 as Project Director, R&D Planning and Management and as a Research Scientist, Molecular and Cellular Biology from 1985 to 1988. Dr. Cox holds an M.S. and Ph.D. in Medical Microbiology and Immunology from the University of Oklahoma Health Sciences Center and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.

      Michael R. Slater, has served as Senior Vice President, Operations of the Company since October 2001. Prior to joining Acusphere, Mr. Slater served as Vice President of Operations from April 1999 to June 2001, and as Vice President of Quality Systems and Regulatory Affairs from February 1998 to April 1999 at Anika Therapeutics, Inc. Mr. Slater served as an independent consultant to the biopharmaceutical industry from 1996 to 1998, as Executive Vice President, Development Operations for ImmuLogic Pharmaceutical Corporation from 1995 to 1996, as Vice President of Regulatory Affairs at Biogen, Inc. from 1985 to 1995, as Director of Corporate Regulatory Affairs from 1983 to 1985 at Biogen S.A. and in various positions including Senior Manager, Medical Services from 1971 to 1983 at Hoechst Pharmaceuticals. Mr. Slater holds a B.Sc. in Information Science from the Metropolitan University of Leeds, England.

      John F. Thero, has served as Senior Vice President, Finance and Administration, Treasurer and Chief Financial Officer of the Company since February 2003. Prior to joining Acusphere, Mr. Thero served at Abiomed, Inc. from 1994 to January 2003 as Senior Vice President Finance, Treasurer and Chief Financial Officer. From 1992 to 1994, he was Chief Financial Officer and acting President for the restructuring of two venture-backed companies. From 1987 to 1992 he was employed in various capacities including Chief Financial Officer by Aries Technology, Inc. From 1983 to 1987 he was employed by the commercial audit division of Arthur Andersen LLP, during which time he became a Certified Public Accountant. Mr. Thero received a B.A. in Economics/ Accounting from The College of the Holy Cross.

      Frank Baldino, Jr., Ph.D., has served as a director of the Company since April 2001. Dr. Baldino is the founder of Cephalon, Inc., an integrated specialty biopharmaceutical company involved in the development of therapeutics for neurological disorders, sleep disorders and cancer. He has served as President, Chief

Executive Officer and a Director of Cephalon since its inception in 1987 and is currently Chairman of the Board as well. Dr. Baldino holds adjunct academic appointments, including Adjunct Associate Professor of Pharmacology at Temple University School of Medicine, and Adjunct Associate Professor of Physiology and Biophysics and Adjunct Associate Professor of Neurology at Hahnemann University. Dr. Baldino is also a director of Pharmacopeia, Inc. and ViroPharma, Incorporated.

      Martyn Greenacre, has served as a director of the Company since July 2001. Mr. Greenacre served in various senior management positions at SmithKline Beecham from 1973 through 1992. From 1989 to 1992, as Chairman Europe, he was responsible for the strategic direction and operational management of pharmaceutical subsidiaries in Europe and for planning and executing European aspects of the merger between SmithKline Beckman and Beecham Pharmaceuticals. He has also served as Chief Executive Officer of two life sciences companies, Zynaxis Inc. from 1993 to 1997 and Delsys Pharmaceutical Corp. from 1997 to 2001. He is also a director of Cephalon, Inc., Curis, Inc. and Immune Response Corp.

      Derek Lemke-von Ammon, has served as a director of the Company since September 2002. Mr. Lemke-von Ammon is a Senior Advisor for Thomas Weisel Capital Partners and is a founding member of Thomas Weisel Partners. He was a Managing Partner for Thomas Weisel Capital Partners, a Director of Private Equity for Thomas Weisel Partners, and a member of the Firm’s Executive Committee until December 2003. Prior to joining Thomas Weisel Capital Partners in 1998, Mr. Lemke-von Ammon was a Senior Managing Director and Director of Private Equity at Montgomery Securities from 1989 to 1998. Prior to joining Montgomery Securities, Mr. Lemke-von Ammon was a Vice President at Dain Bosworth Incorporated where he was employed from 1985 to 1989. He also worked as a corporate and securities attorney from 1983 to 1985 for Bogle & Gates in Seattle.

      Terrance McGuire, has served as a director of the Company since 1994. In February 2004, Mr. McGuire advised the Board of Directors that he would not stand for re-election at the Meeting. Mr. McGuire is a founder of Polaris Venture Partners, where he has served as a Managing General Partner since March 1996. He has also served as a General Partner with Burr, Egan, Deleage & Co. since 1992. Mr. McGuire also serves as a director of the Massachusetts Biotechnology Council, deCODE Genetics, Inc., and MassMedic.

      Kate Mitchell, has served as a director of the Company since January 2000. Ms. Mitchell is the President and Managing Director of BA Ventures, where she has served since 1997. Prior to joining BA Ventures, she was Senior Vice President for Bank of America Corporation-Interactive Banking from 1994 to 1996. Ms. Mitchell also serves as a director at Songbird Medical, Inc., Manage.com, Wayport, Inc. and Tonic Software, Inc.

      Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Director Independence

      The Board of Directors has determined that each of Dr. Baldino, Messrs. Greenacre and McGuire and Ms. Mitchell is independent within the meaning of the Company’s director independence standards and the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of the Company’s and Nasdaq’s committee independence standards. The independent Directors meet in executive session at regularly scheduled meetings.

Policies Regarding Director Nominations

      Director Qualifications. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all Directors:

•	A director must have substantial or significant business or professional experience or an understanding of life sciences, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Corporation.

•	A director must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Board or of a Board committee.

      In addition, the Nominating and Corporate Governance Committee will consider the following qualities and skills, among others, in its selection of director:

•	Economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

•	Leadership or substantial achievement in the director’s particular field;

•	Demonstrated ability to exercise sound business judgment;

•	Integrity and high moral and ethical character;

•	Potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

•	Capacity and desire to represent the balanced, best interests of the security holders as a whole and not primarily a special interest group or constituency;

•	Ability to work well with others;

•	High degree of interest in the business of the Corporation;

•	Dedication to the success of the Corporation;

•	Commitment to responsibilities of a director; and

•	International business or professional experience.

      Process for Identifying and Evaluating Director Nominees. The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

      Generally, the Nominating and Corporate Governance Committee identifies candidates for Director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for Director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires regarding experience, background and independence, comprehensive background checks from a qualified company of the Company’s choosing, or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. There is no difference in the manner by which the Nominating and Corporate Governance Committee evaluates Director nominees, whether nominated by the Board of Directors or by a stockholder. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Director’s approval as Director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee also recommends candidates for the Board of Director’s appointment to the committees of the Board of Directors.

      Procedures for Recommendation of Director Nominees by Stockholders. The Nominating and Corporate Governance Committee will consider Director candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Corporate Governance Committee for Director candidates, shall follow the following procedures:

The Nominating and Corporate Governance Committee must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting.

Such recommendation for nomination must be in writing and include the following:

•	Name and address of the stockholder making the recommendation, as they appear on the Company’s books and records, and of such record holder’s beneficial owner;

•	Number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner;

•	Name of the individual recommended for consideration as a Director nominee;

•	All other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a Director if approved by the Board of Directors and elected;

•	A written statement from the stockholder making the recommendation stating why such recommended candidate meets the Company’s criteria and would be able to fulfill the duties of a Director; and

•	A written statement from each of the security holder and the candidate as to whether they consent to being identified in the Company’s proxy statement, assuming all other procedural and regulatory requirements are satisfied.

Nominations may be sent to the attention of the Secretary of the Company by U.S. mail or expedited delivery service to Acusphere, Inc., 500 Arsenal Street, Watertown, Massachusetts 02472, attn: Nominating and Corporate Governance Committee.

Once the Nominating and Corporate Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidate will be evaluated in accordance with the minimum criteria set forth above and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Stockholder Communications

      The Board of Directors strives to provide to every security holder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for security holder communication (as that term is defined by the rules of the SEC) (“security holder communication”) as follows:

      For security holder communication directed to the Board of Directors as a whole, security holders may send such communication via the method listed below:

      U.S. Mail or Expedited Delivery Service:

           Acusphere, Inc.

           500 Arsenal Street
           Watertown, MA 02472
           Attn: Board of Directors c/o Secretary

      For security holder communication directed to an individual director in his or her capacity as a member of the Board, security holders may send such communication to the attention of the individual director via the method listed below:

      U.S. Mail or Expedited Delivery Service:

           Acusphere, Inc.

           500 Arsenal Street
           Watertown, MA 02472
           Attn: Name of Individual Director c/o Secretary

      The Company will forward by U.S. mail any such security holder communication to the Board of Directors as a whole, or to any individual director, as specified by the security holder.

      Communications from an officer or director of the Company and proposals submitted by security holders to be included in the Company’s definitive proxy statement, pursuant to Rule 14a-8 of the Exchange Act of 1934, (and related communications) will not be viewed as a security holder communication. Communications from an employee or agent of the Company will be viewed as security holder communication only if such communications are made solely in such employee’s or agent’s capacity as a security holder.

Policy Regarding Director Attendance at Annual Meetings

      It is the Company’s policy that a meeting of the Board of Directors be scheduled on the same day as the Company’s annual meeting of stockholders and all directors are encouraged to attend the annual meeting of stockholders. The Company did not conduct an annual meeting in 2003 as the Company was privately held until October 2003.

Code of Ethics

      The Company has adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act and a “code of conduct” as defined by qualitative listing requirements promulgated by the Nasdaq National Market that apply to all of the Company’s directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics and code of conduct are collectively referred to as the Company’s Code of Business Conduct and Ethics, a current copy of which is attached to this Proxy Statement as Annex A. A current copy of the Code of Business Conduct and Ethics may also be obtained by any person, without charge, upon request directed to the Company’s Investor Relations department at: Acusphere, Inc., Attention: Investor Relations, 500 Arsenal Street, Watertown, MA 02472.

      The Company intends to disclose amendments to or waivers (including implicit waivers) of any provision of the Code of Business Conduct and Ethics that apply to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Company’s web site available at http://www.acusphere.com or as otherwise required by applicable rules and regulations.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

      The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors met 3 times in person, 5 times via teleconference and acted by written consent 3 times during the fiscal year ended December 31, 2003. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees on which he or she serves, except Derek Lemke-von Ammon, who served on the Audit Committee until July 2003, and attended less than 75% of

Audit Committee meetings. During 2003, the independent Directors met in executive session at regularly scheduled meetings.

Committees of the Board of Directors

      The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board of Directors. Each committee reviews the appropriateness of its charter at least annually.

Compensation Committee

      The Compensation Committee consists of Dr. Baldino, Mr. McGuire and Ms. Mitchell. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the Company’s and Nasdaq’s director independence standards. Mr. McGuire served as Chairperson of the Compensation Committee during fiscal 2003, stepping down as Chairperson in February 2004. Dr. Baldino currently serves as chairperson of the Compensation Committee. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Company, including the Company’s Chief Executive Officer, reviews and approves general policy matters relating to compensation and benefits of employees of the Company’s compensation and benefit strategies and policies of the Corporation and administers the Company’s incentive compensation and benefits plans relating to executive officers of the Company, including the Company’s 1994 Stock Plan, the 2003 Stock Option and Incentive Plan and the 2003 Employee Stock Purchase Plan. The Compensation Committee met 3 times in 2003, 1 time in person and 2 times via conference call.

      The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex B.

Audit Committee

      The Audit Committee consists of Dr. Baldino, Mr. Greenacre and Ms. Mitchell. Mr. Greenacre serves as chairperson of the Audit Committee. The Company believes that each of the members of the Audit Committee is financially sophisticated and is able to read and understand consolidated financial statements. The Board of Directors has determined that Mr. Greenacre is an “audit committee financial expert” as defined in recently adopted SEC rules. The Board of Directors has also determined that each member of the Audit Committee, including Mr. Greenacre, is independent within the meaning of the Company’s and Nasdaq’s director independence standards and the SEC’s heightened director independence standards for audit committee members.

      The Audit Committee makes recommendations to the Board of Directors regarding the selection of the Company’s independent auditors, reviews the independence of such auditors, reviews the results and scope of the audit and other services provided by the independent auditors, reviews the professional fees payable to the independent auditors, serves as the Qualified Legal Compliance Committee of the Company in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, recommends, establishes and monitors procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, and reviews and evaluates the Company’s internal accounting procedures and controls. Deloitte & Touche LLP currently serves as the Company’s independent auditor. The Audit Committee met 4 times in 2003, 3 times in person and 1 time via conference call.

      The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex C.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee consists of Dr. Baldino and Mr. Greenacre. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the Company’s and Nasdaq’s director independence standards. Mr. Greenacre serves as chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and makes recommendations to the Board regarding board composition and structure, criteria for board membership and policies relating to the recruitment of board members, assists in identifying and evaluating candidates to be potential new members of the board and oversees the development of policies and processes regarding principles of corporate governance. The Nominating and Corporate Governance Committee was established in July 2003 and did not meet during the fiscal year ended December 31, 2003.

      The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex D.

Compensation of Directors

      In accordance with the Company’s compensation program for non-employee directors, they receive an annual retainer for board membership of $20,000 and an annual retainer for each committee membership of $2,500. These non-employee directors also receive a fee of $1,000 for each board or committee meeting attended in person and a fee of $600 for each board or committee meeting attended via telephone conference call, provided that the cumulative amount of such meeting fees shall not exceed $1,000 per day. Non-employee directors may elect to receive their annual retainer in the form of cash or shares of the Company’s Common Stock with any such issuances of the Company’s Common Stock based on the closing price of the Company’s Common Stock on the Nasdaq National Market on the date of the Company’s annual meeting of stockholders.

      In addition, each of these non-employee directors who serves on the Audit Committee will receive on an annual basis an option to purchase 15,000 shares of the Company’s Common Stock and each other of these non-employee directors will receive on an annual basis an option to purchase 10,000 shares of the Company’s Common Stock, in each case effective immediately following the Company’s annual meeting of stockholders. These options will vest in equal monthly installments over a one year period. Upon the initial election or appointment of any of these non-employee directors to the Board of Directors, such non-employee director shall receive an option to purchase 25,000 shares of the Company’s Common Stock, subject to vesting in equal monthly installments over a four year period.

      In February 2003, each of Dr. Baldino and Mr. Greenacre acquired 6,000 shares of the Company’s Common Stock, in recognition of their service to the Company as directors with specific industry expertise. These shares are subject to the Company’s right of repurchase in the event the director ceases to serve on the Board of Directors, which right of repurchase lapses ratably over a 40-month period.

      In March 2004, each of Dr. Baldino and Mr. Greenacre, upon completion by the Company of a competitive analysis of stock-based compensation for directors, were granted stock options to purchase 22,333 shares of the Company’s Common Stock. These stock options were granted at fair value on the date of grant and vest in monthly installments through January 2008.

      All of the Company’s directors will be reimbursed for out-of-pocket expenses incurred on the Company’s behalf, and all of the Directors are eligible to participate in the 2003 Stock Option and Incentive Plan on an ad hoc basis from time to time at the discretion of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

      During 2003, Dr. Baldino, Mr. McGuire and Ms. Mitchell served as members of the Compensation Committee. No person who served as a member of the Compensation Committee was, at any time during the past fiscal year, an officer or employee of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure herein.

      During the last year, no executive officer of the Company served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of any other entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee of the Company; (iii) by each Named Executive Officer of the Company (as defined below under “Compensation and Other Information Concerning Directors and Officers;”) and (iv) by all directors and Named Executive Officers of the Company as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472 and has sole voting and investment power with respect to all shares of Common Stock owned.

		Percentage of
	Shares	Shares
	Beneficially	Beneficially
Name of Beneficial Owner	Owned(1)	Owned(2)

Thomas Weisel group(3)	3,178,151	22.0%
One Montgomery Street Suite 3700 San Francisco, California 94104
Bank of America Ventures(4)	1,528,858	10.6
950 Tower Lane Suite 700 Foster City, California 94404
Burr, Egan, Deleage group(5)	901,210	6.3
One Post Office Square Boston, Massachusetts 02109
Sherri C. Oberg (6)	304,544	2.1
Howard Bernstein, M.D., Ph.D.(7)	151,321	1.1
Charles P. Cox, Ph.D.(8)	19,128	*
Michael R. Slater(9)	37,976	*
John F. Thero(10)	38,318	*
Frank Baldino, Jr., Ph.D.(11)	14,989	*
Martyn Greenacre(12)	14,989	*
Derek Lemke-von Ammon(13)	3,178,151	22.0
Terrance McGuire(14)	1,598,877	11.1
Kate Mitchell(15)	1,375,975	9.6
All executive officers, directors and nominees as a group(16) (10 persons)	6,734,268	44.9

*	Represents less than 1% of the outstanding Common Stock.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting and investment power with respect to shares. Pursuant to the rules of the SEC, the number of shares of Common Stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that may be exercised within 60 days of the Record Date.

(2)	Applicable percentage of ownership as of the Record Date is based upon 14,314,260 shares of Common Stock outstanding.

(3)	With respect to information relating to Thomas Weisel group, the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on February 12, 2004. Thomas Weisel Capital Partners, L.P. (“TWCP L.P.”) has shared voting and investment power with respect to 2,725,726 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants. Thomas Weisel Partners Group LLC (“TW Group”) has shared voting and investment power with respect to 3,178,151 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants, and which amount includes shares of Common Stock beneficially owned by TWCP L.P. and the Other Partnerships (as defined below). Thomas Weisel Capital Partners LLC (“TWCP LLC”) has shared voting and investment power with respect to 3,178,151 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants, and which amount includes shares of Common Stock beneficially owned by TWCP L.P. and the Other Partnerships (as defined below). TW Group is the managing member of the general partner of TWCP L.P., TWP CEO Founders’ Circle (AI), L.P. (“AI”), TWP CEO Founders’ Circle (QP), L.P. (“QP”), Thomas Weisel Capital Partners Employee Fund, L.P. (“Employee Fund”) and TWP 2000 Co-Investment Fund, L.P. (“Co-Invest”). TWP LLC is the general partner of TWCP L.P., AI, QP, Employee Fund and Co-Invest, and the managing member of the general partner of Thomas Weisel Capital Partners (Dutch), L.P. (“Dutch”) and Thomas Weisel Capital Partners (Dutch II), L.P. (“Dutch II” and, together with Dutch, AI, QP, Employee Fund and Co-Invest, the “Other Partnerships”). Mr. Lemke-von Ammon, one of our directors, is a Senior Advisor of Thomas Weisel Capital Partners. In such capacity, he may be deemed to share voting and investment power with respect to the shares held by Thomas Weisel Capital Partners. Mr. Lemke-von Ammon disclaims beneficial ownership of the shares, except to the extent of his proportionate pecuniary interest therein.

(4)	With respect to information relating to Bank of America Ventures, the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on February 13, 2004. Bank of America Ventures 95-6016836 (“Ventures”) has sole voting and investment power with respect to 1,375,975 shares of Common Stock and shared voting and investment power with respect to 152,883 shares of Common Stock held by BA Venture Partners II. Ventures disclaims beneficial ownership of all such shares held by BA Venture Partners II. Bank of America, N.A. 94-1687665 (“BANA”) has shared voting and investment power with respect to 1,375,975 shares of Common Stock. NB Holdings Corporation 56-1857749 (“Holdings”) has shared voting and investment power with respect to 1,375,975 shares of Common Stock. Bank of America Corporation 56-0906609 (“Bank of America”) has shared voting and investment power with respect to 1,528,858 shares of Common Stock. BANA owns all of the outstanding equity interest in Ventures. Holdings owns all of the outstanding equity interests in BANA. Bank of America owns all of the outstanding equity interests in Holdings. Ms. Mitchell, one of our directors, is the president and managing director of Bank of America Ventures. In such capacity, she may be deemed to share voting and investment power with respect to the shares held by Bank of America Ventures. Ms. Mitchell disclaims beneficial ownership of these shares, except to the extent of her proportionate pecuniary interest therein. Ms. Mitchell is not a partner of BA Venture Partners II and has no voting or investment power with respect to the shares held by BA Venture Partners II. Consequently, Ms. Mitchell has advised the Company that the beneficial ownership of the shares held by BA Venture Partners II should not be attributed to her.

(5)	With respect to information relating to Burr, Egan, Deleage group, the Company has relied on information supplied by such entity on a Schedule 13G filed with the SEC on February 12, 2004. The general partners of Alta V Limited Partnership have sole voting and investment power with respect to 891,839 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants. The general partners of Customs House Partners have sole voting and investment power with respect to 9,371 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants. The principals of Burr, Egan, Deleage & Co. are general partners of Alta V

Management Partners, L.P., the general partner of Alta V Limited Partnership and Customs House Partners. As general partners of these funds, they may be deemed to share voting and investment power with respect to 901,210 shares of Common Stock. These principals disclaim beneficial ownership of all such shares except to the extent of their proportionate pecuniary interest therein. Mr. McGuire, one of our directors, is a general partner of Alta V Management Partners, L.P., the general partner of Alta V Limited Partnership. In such capacity, he may be deemed to share voting and investment power with respect to the shares held by Alta V Limited Partnership. Mr. McGuire disclaims beneficial ownership of these shares, except to the extent of his proportionate pecuniary interest therein.

(6)	Includes 163,901 shares issuable to Ms. Oberg upon exercise of stock options. Also includes 25,000 shares held by the AMO Irrevocable Trust — 2000 and 25,000 shares held by the EAO Irrevocable Trust — 2000, for the benefit of Ms. Oberg’s two children, respectively, 3,334 shares held by Lambert R. Oberg and Jean P. Oberg, the in-laws of Ms. Oberg, and 3,334 shares held by Mary C. Carroll and A. David Carroll, the parents of Ms. Oberg. Ms. Oberg disclaims beneficial ownership of these shares.

(7)	Includes 119,250 shares issuable to Dr. Bernstein upon exercise of stock options.

(8)	Includes 17,628 shares issuable to Dr. Cox upon exercise of stock options.

(9)	Includes 37,559 shares issuable to Mr. Slater upon exercise of stock options.

(10)	Includes 38,318 shares issuable to Mr. Thero upon exercise of stock options.

(11)	Includes 12,667 shares of restricted Common Stock, subject to vesting and includes 2,322 shares issuable to Dr. Baldino upon exercise of stock options. Dr. Baldino’s address is c/o Cephalon, Inc., 145 Brandywine Parkway, West Chester, PA 19380.

(12)	Includes 12,667 shares of restricted Common Stock, subject to vesting and includes 2,322 shares issuable to Mr. Greenacre upon exercise of stock options. Mr. Greenacre’s address is c/o Acusphere, Inc.

(13)	Mr. Lemke-von Ammon is a Senior Advisor for Thomas Weisel Capital Partners. In such capacity, he may be deemed to share voting and investment power with respect to the to 3,178,151 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants, beneficially owned by Thomas Weisel Capital Partners. Mr. Lemke-von Ammon disclaims beneficial ownership of these shares, except to the extent of his proportionate pecuniary interest therein. Mr. Lemke-von Ammon’s address is c/o Thomas Weisel Capital Partners.

(14)	Mr. McGuire, one of our directors, is a principal of Burr, Egan, Deleage & Co. and a general partner of Alta V Management Partners, L.P., the general partner of Alta V Limited Partnership. In such capacities, he may be deemed to share voting and investment power with respect to the 891,839 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants, beneficially owned by Alta V Limited Partnership, and 9,371 shares of Common Stock, including shares of Common Stock issuable upon the exercise of warrants, beneficially owned by Custom House Partners. Mr. McGuire disclaims beneficial ownership of the shares held by Alta V Limited Partnership, except to the extent of his proportionate pecuniary interest therein. He also disclaims beneficial ownership of all shares held by Customs House Partners. Polaris Venture Management Co., L.L.C. is the general partner of both Polaris Venture Partners, L.P. and Polaris Venture Partners Founders’ Fund, L.P. Mr. McGuire is a member of Polaris Venture Management Co., L.L.C. In such capacity, he may be deemed to share voting and investment power with respect to 658,214 shares of Common Stock, including shares issuable upon exercise of a warrant, beneficially owned by Polaris Venture Partners, L.P. and 39,453 shares of Common Stock, including shares issuable upon exercise of a warrant, beneficially owned by Polaris Venture Partners Founders’ Fund, L.P. Mr. McGuire disclaims beneficial ownership of these shares, except to the extent of his proportionate pecuniary interest therein. Mr. McGuire’s address is c/o Polaris Ventures, 1000 Winter Street, Suite 3350, Waltham, MA 02154.

(15)	Ms. Mitchell is the president and managing director of Bank of America Ventures. In such capacity, she may be deemed to share voting and investment power with respect to the 1,375,975 shares of Common Stock beneficially owned by Bank of America Ventures, and the beneficial ownership of such securities may be attributable to Ms. Mitchell. Ms. Mitchell disclaims beneficial ownership of these shares, except to the extent of her proportionate pecuniary interest therein. Ms. Mitchell is not a partner of BA Venture Partners II and has no voting or investment power with respect to the 152,883 shares beneficially owned by BA Venture Partners II. Consequently, Ms. Mitchell has advised the Company that the beneficial ownership of the securities held by BA Venture Partners II should not be attributed to her. Ms. Mitchell’s address is c/o Bank of America Ventures.

(16)	Includes an aggregate of 685,776 shares issuable upon exercise of stock options and warrants.

COMPENSATION AND OTHER INFORMATION

CONCERNING NAMED EXECUTIVE OFFICERS

Executive Compensation

      Summary Compensation. The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Company in all capacities during the fiscal years ended December 31, 2003, 2002 and 2001 to the Company’s Chief Executive Officer and each of the other four most highly compensated persons serving as executive officers of the Company during fiscal year 2003 who received total annual salary and bonus in excess of $100,000 in 2003 (collectively, the “Named Executive Officers”).

Summary Compensation Table

						Long-Term
						Compensation
						Awards
			Annual Compensation(1)
						Securities
					Other Annual	Underlying	All Other
			Salary	Bonus	Compensation	Options	Compensation
Name and Principal Position	Year		($)(4)	($)(2)	($)	(#)(3)	($)

Sherri C. Oberg	2003		$283,750	$115,000	$—	155,871	$—
President and Chief	2002		250,000	—	—	129,376	—
Executive Officer	2001		230,000	—	—	71,885	—
Howard Bernstein, M.D., Ph.D.	2003		233,569	50,000	—	68,177	—
Senior Vice President	2002		221,610	—	—	68,168	—
of Research And Development	2001		205,194	—	—	27,886	—
Charles P. Cox, Ph.D.	2003	(5)	79,393	30,000	—	90,000	17,873 (8)
Senior Vice President, Corporate Development and Marketing
Michael R. Slater	2003		210,834	30,000	—	23,605	—
Senior Vice President	2002		200,000	—	—	25,834	—
of Operations	2001	(6)	40,676	—	—	25,000	—
John F. Thero	2003	(7)	206,667	110,000	$10,000 (9)	101,361	—
Senior Vice President And Chief Financial Officer

(1)	The compensation described in this table does not include medical, group life insurance and other benefits received by the Named Executive Officers which are available generally to all of the Company’s salaried employees and certain perquisites and other personal benefits received by the named executive officers which do not exceed the lesser of $50,000 or 10% of any such Named Executive Officer’s total compensation reported in this table.

(2)	Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(3)	The exercise price of these stock option awards was equal to the fair market value of the Common Stock on the date of grant, which fair market value was determined by the Board of Directors contemporaneously with the grant. Prior to the existence of a public trading market for the Company’s Common Stock, the Board of Directors considered numerous objective and subjective factors in determining the fair market value of the Company’s Common Stock, including the superior rights and preferences of the Company’s then outstanding convertible preferred stock, the status of private and public financial markets, valuations of comparable private and public companies, the Company’s existing financial resources, a general assessment of future business risks and other factors.

(4)	Salaries are reported in the year earned, even if actually paid in a subsequent year.

(5)	Dr. Cox joined the Company in August 2003.

(6)	Mr. Slater joined the Company in October 2001.

(7)	Mr. Thero joined the Company in February 2003.

(8)	Includes $17,873 paid by the Company for relocation expenses.

(9)	Includes a $10,000 signing bonus.

      Option Grants. The following table sets forth information concerning the stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 2003 pursuant to the Company’s 1994 Stock Plan. The Company has never granted any stock appreciation rights. The potential realizable value is calculated based on the term of the option at its time of grant, which is ten years. Stock price appreciation of 5% and 10% is based on the fair market value at the time of grant and assumes that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price, pursuant rules promulgated by the SEC. These numbers are calculated based on the requirements of the SEC and do not reflect the Company’s estimate of future stock price growth. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.

Option Grants in Last Fiscal Year

	Individual Grants(1)
					Potential Realizable Value
	Number of	Percent of			at Assumed Annual Rates of
	Securities	Total Options			Stock Price Appreciation for
	Underlying	Granted to	Exercise		Option Term(2)
	Options	Employees in	Price Per	Expiration
Name	Granted(#)	Fiscal Year	Share(2)	Dates	5% ($)	10% ($)

Sherri C. Oberg	33,334	6.6%	$0.84	1/1/13	$17,609	$44,626
	122,537	24.3	13.02	9/2/13	1,003,358	2,542,707
Howard Bernstein, M.D., Ph.D.	25,000	4.9	0.84	1/1/13	13,207	33,469
	43,177	8.5	13.02	9/2/13	353,542	895,945
Charles P. Cox, Ph.D.	90,000	17.8	13.02	8/25/13	736,939	1,867,547
Michael R. Slater	8,334	1.7	0.84	1/1/13	4,403	11,157
	15,271	3.0	13.02	9/2/13	125,042	316,881
John F. Thero	90,000	17.8	0.84	2/3/13	47,544	120,487
	11,361	2.2	13.02	9/2/13	93,026	235,747

(1)	The options typically vest monthly over four years at a rate of 2.08% of the shares underlying the option.

(2)	The exercise price per share of each option was determined by the Compensation Committee on the date of grant to be equal to the fair value per share of Common Stock.

      Option Exercises and Unexercised Option Holdings. The following table sets forth certain information regarding the number and value of options exercised by each of the Named Executive Officers as of December 31, 2003 and the number and value of unexercised options held by each of the Named Executive Officers as of December 31, 2003.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

			Number of Shares of
			Common Stock Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares	Value	at Year End		at Year End(2)
	Acquired on	Realized
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Sherri C. Oberg	—	—	114,627	249,410	$548,608	$900,642
Howard Bernstein, M.D., Ph.D.	3,300	$44,220	102,443	114,155	630,617	485,932
Charles P. Cox, Ph.D.	—	—	7,488	82,512	—	—
Michael R. Slater	—	—	26,522	47,887	99,485	279,557
John F. Thero	—	—	19,428	81,933	148,637	565,963

(1)	Calculated as the difference between the initial public offering price of $14.00 per share of the Company’s Common Stock and the exercise price of the options.

(2)	Value is based on the difference between the option exercise price and the fair market value of the Common Stock on December 31, 2003, multiplied by the number of shares of Common Stock underlying the option.

EQUITY COMPENSATION PLAN INFORMATION

      Securities Authorized for Issuance Under Equity Compensation Plans. The following table provides information as of December 31, 2003 with respect to the Company’s equity compensation plans under which shares of the Company’s common stock are authorized for issuance, consisting of the Company’s 1994 Stock Plan, the 2003 Stock Option and Incentive Plan and the 2003 Employee Stock Purchase Plan. Each of the Company’s equity compensation plans were previously approved by stockholders.

	(A)	(B)	(C)
Number of
	Securities to be		Number of Securities
	Issued upon	Weighted Average	Remaining Available for
	Exercise of	Exercise Price of	Future Issuance Under
	Outstanding	Outstanding	Equity Compensation
	Options, Warrants	Options, Warrants	Plans (excluding securities
Plan Category	and Rights	and Rights	reflected in column (A))

Equity compensation plans approved by security holders	1,171,962	$5.23	2,811,143
Equity compensation plans not approved by security holders	—	—	—
Total	1,171,962	$5.23	2,811,143

Stock Plans

      2003 Stock Option and Incentive Plan. The 2003 Stock Option and Incentive Plan was approved by the Board of Directors in July 2003 and approved by the stockholders in August 2003. The aggregate number of shares of Common Stock which may be issued under the 2003 Stock Option and Incentive Plan is 2,500,000 shares.

      Under the 2003 Stock Option and Incentive Plan, the Company is authorized to grant incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to employees and non-qualified stock options, awards of Common Stock and opportunities to make direct purchases of Common Stock to employees, officers, directors and consultants. The maximum number of shares that may be granted to any employee under the 2003 Stock Option and Incentive Plan may not exceed 583,334 shares of Common Stock during any calendar year.

      The 2003 Stock Option and Incentive Plan is administered by the Board of Directors or its committee. Subject to the provisions of the 2003 Stock Option and Incentive Plan, the Board of Directors or its committee each has the authority to select the persons to whom awards are granted and determine the terms of each award, including the number of shares of Common Stock to be consistent with Section 422 of the Internal Revenue Code and Rule 16b-3 under the Securities and Exchange Act of 1934. Unless otherwise permitted by the Company, awards are not assignable or transferable except by will or the laws of descent and distribution.

      Each of the Board of Directors or its committee may, in its sole discretion, amend, modify or terminate any award granted or made under the 2003 Stock Option and Incentive Plan, so long as such amendment, modification or termination would not materially and adversely affect the participant. Each of the Board of Directors or its committee may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 2003 Stock Option and Incentive Plan may be exercised.

      2003 Employee Stock Purchase Plan. The 2003 Employee Stock Purchase Plan was approved by the Board of Directors in July 2003 and approved by the stockholders in August 2003. The purchase plan provides for the issuance of a maximum of 233,334 shares of Common Stock.

      The purchase plan is administered by the Board of Directors or its committee. Employees who are customarily employed for more than 20 hours per week and for more than 5 months in any calendar year and who have completed more than 90 days of employment on or before the first day of any six-month payment period are eligible to participate in the purchase plan. Outside directors and employees who would own 5% or more of the total combined voting power or value of the Company’s stock immediately after the grant may not participate in the purchase plan.

      On the first day of a designated payroll deduction or payment period, the Company will grant to each eligible employee who has elected to participate in the purchase plan an option to purchase shares of the Company’s Common Stock. The employee may authorize between 1% to 10% of his or her total cash compensation to be deducted by the Company from his or her base pay during the payment period. On the last day of the payment period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions.

      Payment periods commence on the first day of September 1 and March 1, and end on the last day of the following February and August, respectively, of each year. In no case shall an employee be entitled to purchase more than 417 shares of Common Stock in any one payment period. The exercise price for the option granted in each payment period is 85% of the lesser of the average market price of the Common Stock on the first or last business day of the payment period, in either event rounded up to the nearest cent.

      If an employee is not a participant on the last day of the payment period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions will be refunded. Options granted under the purchase plan may not be transferred or assigned. An employee’s rights under the purchase plan terminate upon his or her voluntary withdrawal from the plan at any time or upon termination of employment. No options have been granted as of December 31, 2003 under the purchase plan.

      1994 Stock Plan. The 1994 Stock Plan was approved by the Board of Directors and by the stockholders on March 7, 1994. As of December 31, 2003 options to purchase 1,171,962 shares of Common Stock were outstanding under the 1994 Stock Plan at a weighted average exercise price of $5.23 per share and 77,809 shares were available for grant under the 1994 Stock Plan. Options granted under the 1994 Stock Plan generally vest over four years and terminate on the tenth anniversary of the date of grant.

      Under the 1994 Stock Plan, the Company is authorized to grant incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to employees and non-qualified stock options and awards of Common Stock to the Company’s employees, officers, directors and consultants. Options may no longer be granted under the 1994 Stock Plan.

      The 1994 Stock Plan is administered by the Board of Directors or its committee. Subject to the provisions of the 1994 Stock Plan, the Board of Directors or its committee each has the authority to select the persons to whom awards are granted and determine the terms of each award, including the number of shares of Common Stock to be consistent with Section 422 of the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act of 1934. Unless otherwise permitted by the Company, awards are not assignable or transferable except by will or the laws of descent and distribution.

      Each of the Board of Directors or its committee may, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1994 Stock Plan may be exercised.

COMPENSATION COMMITTEE REPORT ON

EXECUTIVE COMPENSATION

      This report is submitted by the Compensation Committee of the Board of Directors, which administered the Company’s executive compensation program during the fiscal year ended December 31, 2003. During the fiscal year ended December 31, 2003, the Compensation Committee of the Board of Directors consisted of Frank Baldino, Jr., Ph.D., Terrance McGuire and Kate Mitchell. Mr. McGuire served as its Chairperson throughout 2003 and Dr. Baldino was appointed its Chairperson in February 2004. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Company, including the Company’s Chief Executive Officer, reviews and approves general compensation and benefit strategies and policies of the Corporation and administers the Company’s incentive compensation and benefits plans relating to executive officers of the Company, including the Company’s 1994 Stock Plan, the 2003 Stock Option and Incentive Plan and the 2003 Employee Stock Purchase Plan.

      Overview and Philosophy. The Company’s executive compensation program established by the Compensation Committee is designed to provide levels of compensation to assist the Company in attracting, motivating and retaining highly qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term equity incentives for the Company’s key decision makers based upon performance and to provide appropriate incentives for maximization of the Company’s short-, medium- and long-term results for the benefit of the Company’s stockholders.

      Compensation under the executive compensation program is comprised of base salary, cash incentive bonuses and long-term incentive awards in the form of stock option grants, as well as various benefit plans, including medical and insurance plans, the Company’s 401(k) Plan and Employee Stock Purchase Plan, which benefit plans are generally available to all employees of the Company. It is the Compensation Committee’s objective to have a portion of each executive officer’s compensation contingent upon the achievement of specific predetermined corporate objectives as well as upon each executive officer’s individual level of performance.

      The principal factors which the Compensation Committee considered with respect to each executive officer’s compensation package for fiscal year 2003 are summarized below. The Compensation Committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years.

      Base Salary. Base salaries, the fixed regular component of executive compensation, for each of the Company’s executive officers, including the Chief Executive Officer, are generally set within a range of salaries that the Compensation Committee believes are paid to peers with comparable qualifications, experience, responsibilities and performance at similar situated companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Company’s past performance and expectations of future performance, (ii) individual performance and experience, (iii) base salary levels among a competitive peer group, (iv) the general and industry-specific business environment and (v) individual performance. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Company’s short-, medium- and long-term goals and strategies. Generally, salary decisions for the Company’s executive officers are made after the end of each fiscal year.

      Bonus Compensation. Bonus compensation for executive officers is designed to provide additional cash compensation based on short-term performance. Bonuses are generally based on the Company’s achievement of predetermined corporate objectives, individual performance and a comparison of the actual performance of such executive officer against his or her predetermined performance objectives. Bonuses are generally awarded on an annual basis.

      Long-term Incentive Compensation. The Compensation Committee believes that stock option participation aligns the interests of executive officers with those of the stockholders. In addition, the Compensation Committee believes that equity ownership by executive officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain such persons. Long term incentive compensation, in the form of stock options, allows executive officers to share in any appreciation in the value of the Company’s common stock. The Committee generally grants options that become exercisable over a four year period as a means of encouraging executive officers to remain with the Company and promote its success. In general, the Compensation Committee awards executive officers of the Company’s stock options with exercise prices equal to the market price of the common stock on the date of grant. As a result, executive officers will benefit from these stock option grants only to the extent that the price of the Company’s common stock increases and the Company’s stockholders have also benefited.

      When establishing stock option grant levels, the Compensation Committee considers general corporate performance, individual performance, the Chief Executive Officer’s recommendations (for executive officers other than the Chief Executive Officer), level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price.

      The Compensation Committee generally grants to executive officers stock option awards at the time they commence employment or are promoted, as well as on an annual basis, consistent with the number of options granted to peers within and outside the industry at similar levels of seniority. In addition, the Compensation Committee may make performance-based awards from time-to-time, as it deems appropriate. In making such performance-based awards, the Compensation Committee considers individual contributions to the Company’s financial, operational and strategic objectives.

      Other Benefits. The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company also offers an Employee Stock Purchase Plan, under which employees may purchase Common Stock at a discount, and a 401(k) Plan, which allows employees to invest in an array of mutual funds on a pre-tax basis. The Company also maintains insurance and other benefit plans for its employees, including executive officers of the Company.

      Chief Executive Officer Compensation. Sherri C. Oberg is the President and Chief Executive Officer of the Company. Her performance for the fiscal year ended December 31, 2003 was evaluated on the basis of the factors described above applicable to executive officers generally. In fiscal 2003, Ms. Oberg received base salary of compensation of $283,750, representing an increase of $33,750 over her base salary of $250,000 in 2002. This increase was based on the factors described above, including an assessment of salaries paid to chief executive officers at peer group companies and within the industry group generally, as well as an assessment of Ms. Oberg’s qualifications, performance and expected contributions to the Company’s planned growth during the upcoming year. The bonus and long-term incentive components of her compensation reflect the Company’s financial and operational performance, in particular the Company’s continued development of the Company’s product candidates, as well as the achievement by Ms. Oberg of other non-financial goals. In assessing Ms. Oberg’s performance for fiscal year ended December 31, 2003, the Compensation Committee took into account the degree to which the financial and non-financial goals on which her compensation was based had been achieved. In fiscal 2003 Ms. Oberg received a cash bonus of $115,000 and options to purchase up to 155,871 shares of the Company’s common stock.

      Policy on Deductibility of Compensation. In general, under Section 162(m) of the Internal Revenue Service Code (“Code”), the Company cannot deduct, for United States federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Respectfully Submitted by the
Compensation Committee:

Terrance McGuire
(Chairperson through February 2004)
Frank Baldino, Jr., Ph.D.
(Chairperson beginning February 2004)
Kate Mitchell

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      This report is submitted by the Audit Committee of the Board of Directors. During the fiscal year ended December 31, 2003, the Audit Committee consisted of Frank Baldino, Jr., Ph.D., Martyn Greenacre and Kate Mitchell, and Mr. Greenacre served as its Chairperson. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Company’s and Nasdaq’s director independence standards and the SEC’s heightened director independence standards for audit committee members. The Audit Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Company. Mr. Greenacre, who serves as Chairman of the Audit Committee, is an “audit committee financial expert” as defined in recently adopted SEC rules.

      The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of the Company’s consolidated financial statements, the qualifications and independence of the Company’s independent auditors, and the Company’s internal financial and accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors.

      Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

      The Board of Directors has adopted a written charter for the Audit Committee setting out the audit related functions the Audit Committee is to perform, which is reviewed on an annual basis. The Board of Directors recently amended the Audit Committee charter, which is attached to this Proxy Statement as Annex C.

      The Audit Committee met 4 times during 2003. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company’s independent auditors, Deloitte & Touche LLP (“Deloitte & Touche”). The Audit Committee discussed with Deloitte & Touche the overall scope and plans for its audits. The Audit Committee regularly met privately with Deloitte & Touche, who has unrestricted access to the Audit Committee.

      The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2003, and has discussed them with both management and Deloitte & Touche. The Audit Committee also discussed with management and Deloitte & Touche the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the Securities and Exchange Commission.

      The Audit Committee has also received from and discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche its independence.

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

      The Audit Committee has not yet selected an independent accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2004, although it has engaged Deloitte & Touche to review the Company’s unaudited quarterly financial statements for the three month periods ending March 31, June 30 and September 30, 2004. The Audit Committee is currently in discussions with Deloitte & Touche regarding the 2004 audit, including the fees associated with such work. Before making its decision in selecting an independent accounting firm, the Audit Committee will carefully consider the firm’s qualifications as independent auditors. This will include a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review will also include matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the auditors.

      No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Respectfully Submitted
by the Audit Committee:

Martyn Greenacre (Chairperson)
Frank Baldino, Jr., Ph.D.
Kate Mitchell

Information About the Company’s Independent Auditors

      Deloitte & Touche LLP (“Deloitte & Touche”) has served as the Company’s independent certified public accountants since June 2002. The Audit Committee typically selects their independent auditors to perform the audit in the fall of each year and thus has not selected their independent auditors for fiscal 2004. It is expected that a member of Deloitte & Touche will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

Arthur Andersen

      On June 7, 2002, upon the recommendation of our Audit Committee and authorization by our Board of Directors, we dismissed Arthur Andersen LLP as our independent accountants and engaged Deloitte & Touche as our independent accountants.

      During the year ended December 31, 2000, and the interim period from December 31, 2000 to June 7, 2002, Arthur Andersen did not have any disagreement with us on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements. The report of Arthur Andersen on our consolidated financial statements for our fiscal year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. We did not consult with Deloitte & Touche on any financial or accounting reporting matters in the period before its appointment.

      Financial statements for our two most recent fiscal years have been audited by Deloitte & Touche, our current independent accountants. There have been no disagreements with Deloitte & Touche on accounting or financial matters during our two most recent fiscal years.

Fees

      The following sets forth the aggregate fees billed by Deloitte & Touche to the Company during the fiscal years ended December 31, 2003 and December 31, 2002.

Audit Fees

      Audit fees for audit services were approximately $487,700 for 2003 and $48,900 for 2002, including fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q as well as costs our associated with initial public offering ($377,200) in 2003, other fees related to filings with the SEC, and related out-of-pocket expenses.

Audit-Related Fees

      Audit-related fees were zero in 2003 and approximately $2,100 in 2002. Audit-related services in 2002 related to accounting consultations with respect to application of accounting standards.

Tax Fees

      Tax compliance fees were approximately $12,480 in 2003 and $10,875 in 2002, consisting of services rendered based upon facts already occurred, to document, compute, and obtain approval for amounts to be included in tax filings including federal and state tax return preparation and tax credit documentation. Other tax consultations of approximately $3,800 in 2003 related to tax examination assistance, tax research and tax planning services.

All Other Fees

      There were no other fees in 2003 or 2002.

Pre-Approval Policies and Procedures

      All audit and non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee as described below (the “Pre-Approval Policy”). As early as practicable in each fiscal year, the independent auditor provides the Audit Committee with a schedule of the audit and other services that the independent auditor expects to provide or may provide during the next twelve months. The schedule will be specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit Committee will by resolution authorize or decline the proposed services. Upon approval, this schedule will serve as the budget for fees by specific activity or service for the next twelve months. Specifically, the Audit Committee pre-approved the use of Deloitte & Touche for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by Deloitte & Touche. Any pre-approved services exceeding the pre-approved monetary limits require additional approval by the Audit Committee. All of the audit-related, tax and all other services provided by Deloitte & Touche to the Company in 2003 were approved by the Audit Committee pursuant to the procedures contained in the Pre-Approval Policy or by means of other specific pre-approvals. All non-audit services provided in 2003 were reviewed with the Audit Committee, which concluded that the provision of such services by Deloitte & Touche was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

STOCK PERFORMANCE GRAPH

      The Stock Performance Graph set forth below compares percentage change in the cumulative total stockholder return on the Company’s Common Stock during the period from October 8, 2003 through December 31, 2003, with the cumulative total return on the (i) the Nasdaq Stock Market National Market Index (“Nasdaq U.S. Index”) and (ii) the group consisting of 253 corporations in the Company’s Standard Industrial Classification (SIC) Code 2834 — Pharmaceutical Preparations (“Peer Group Index”). The comparison assumes $100 was invested on October 8, 2003 in the Company’s Common Stock, the Nasdaq U.S. Index and the Peer Group Index and assumes reinvestment of dividends, if any.

COMPARISON OF CUMULATIVE TOTAL RETURN

MONTHLY RETURN PERCENTAGE

	Months Ending

Company Name/Index	Oct03	Nov03	Dec03

Acusphere Inc	-31.43	-24.06	20.44
NASDAQ U.S. Index	1.96	1.48	2.10
Peer Group Index	0.32	3.08	6.54

INDEXED RETURNS

Months Ending
	Base
	Period
Company Name/Index	8Oct03	Oct03	Nov03	Dec03

Acusphere Inc	100	68.57	52.07	62.71
NASDAQ U.S. Index	100	101.96	103.47	105.64
Peer Group Index	100	100.32	103.40	110.16

      The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Standard & Poor’s, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2003 and written representations from certain Reporting Persons, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2003.

INDEMNIFICATION MATTERS

      The Company has entered into indemnification agreements with each of its Directors and Named Executive Officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

      The Company has purchased primary and excess directors’ and officers’ liability insurance from Genesis Professional Liability Underwriters and Old Republic Insurance Company covering all of the Company’s Directors and Named Executive Officers at an annual premium cost of $506,610.

OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

STOCKHOLDER PROPOSALS

      Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2005 Annual Meeting of Stockholders of the Company, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at the Company’s principal executive offices not later than December 30, 2004. Any such proposal must comply with the rules and regulations of the SEC.

      The Company’s by-laws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the annual meeting without inclusion in the Company’s proxy statement for that meeting. Written notice of such stockholder proposals for the next annual meeting of the Company must be received by the Secretary of the Company at the Company’s principal executive offices not later than December 30, 2004 and must not have been received earlier than November 30, 2004 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such action. The matters proposed to be brought before the meeting also must be the proper matters for stockholder action.

      If a stockholder who wishes to present a proposal fails to notify the Company by December 30, 2004 and such proposal is brought before the 2005 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2005 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472, Attention: Secretary.

EXPENSES AND SOLICITATION

      The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by outside proxy solicitation services also may be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company will bear all reasonable solicitation fees and expenses if such proxy solicitation firm is retained.

      The contents of and the sending of this Proxy Statement have been approved by the Board of Directors of the Company.

Annex A

Acusphere, Inc.

Code of Business Conduct and Ethics

A MESSAGE FROM THE BOARD

      At Acusphere, Inc. (the “Company”), we believe that conducting business ethically is critical to our long-term success. Ethics, integrity and honesty are the foundations upon which we build our reputation and our competitive excellence.

      We expect every director, officer and employee to practice the highest standards of conduct in every business relationship — within the Company and with our customers, business partners, vendors and competitors.

      It is important that each officer, director and employee of the Company clearly understands and abides by the Company’s commitment to ethics, integrity and honesty. We must comply with applicable laws, rules and regulations in all aspects of our operations. Our steadfast commitment to the highest professional standards is essential to our continued success.

      To that end, the Nominating and Corporate Governance Committee of the Company has recommended, and the Board of Directors of the Company has adopted, this Code of Business Conduct and Ethics.

INTRODUCTION

      This Code of Business Conduct and Ethics (the “Code”) applies to all directors, officers and employees of the Company and its subsidiaries. The Company has designed this Code to deter wrongdoing and to promote:

•	honest and ethical conduct by everyone associated with the Company, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the United States Securities and Exchange Commission and in the Company’s other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of any violations of this Code to the appropriate person at the Company; and

•	accountability for adherence to the Code.

      The effectiveness of this Code depends in part on the cooperation of all directors, officers and employees in promptly disclosing to the designated persons within the Company any conduct believed to violate the standards described in this Code. The Company has established procedures to ensure that you may report any suspected violations anonymously. The reporting and enforcement mechanisms described in the Code are intended to assure prompt and consistent enforcement of the Code, protection for persons reporting questionable behavior, clear and objective standards for compliance and a fair process by which to determine violations.

      The Company seeks to foster a culture of compliance with applicable laws, rules and regulations and the highest standards of business conduct. Everyone at the Company shall promote this culture of compliance. Suspected violations of this Code or applicable laws, rules or regulation must be reported, and the Company will take appropriate steps to investigate them internally. Violators shall be subject to discipline, as deemed appropriate by the Company in its sole discretion, including immediate termination.

      This Code is neither a contract nor a comprehensive manual that covers every situation you might encounter. This Code creates no contractual rights. If you have any questions about the provisions of this Code, or about how you should conduct yourself in a particular situation, you should consult your supervisor or department head; the Company’s Compliance Officer, whose identity is posted at all times on the Company’s intranet at http://intranet; or the Company’s outside legal counsel.

STANDARDS OF CONDUCT

      You must ensure that any financial, business or other activities in which you are involved outside the workplace are free of conflicts with your responsibilities to the Company. A “conflict of interest” may occur when your private interest in any way interferes — or even appears to interfere — with the interests of the Company. A conflict situation can arise when a person has interests that may impair the objective performance of his or her duties to the Company. Conflicts of interest may also arise when a person (or his or her family member) receives improper personal benefits as a result of his or her position in the Company.

      You must disclose any matter that you believe might raise doubt regarding your ability to act objectively and in the Company’s best interest. The following is a non-exhaustive list of examples of situations involving potential conflicts of interest that should be disclosed:

•	any Company loan to any employee, officer or director, or Company guarantee of any personal obligation;

•	employment by or acting independently as a consultant to a Company competitor, customer or supplier;

•	directing Company business to any entity in which an employee or close family member has a substantial interest;

•	owning, or owning a substantial interest in, any Company competitor, customer or supplier;

•	using Company assets, intellectual property or other resources for personal gain; and

•	accepting anything of more than nominal value — such as gifts, discounts or compensation — from an individual or entity that does or seeks to do business with the Company.

      Directors and officers shall disclose any actual or apparent conflict situation to the Compliance Officer and to the Nominating and Corporate Governance and Audit Committee (the members of which committees are posted at all times on the Company’s intranet at http://intranet). Employees who are not officers shall disclose all such situations of which they are aware to an appropriate supervisor or department head, or to the Compliance Officer. All supervisors and department heads who receive such reports must forward them promptly to the Compliance Officer.

      Members of the Company’s Board of Directors must obtain approval from the Board of Directors before accepting any position as an officer or director of any outside business concern or entity that has a business relationship with the Company, or that now is or foreseeably is expected to become a competitor of the Company.

      The Company’s officers and employees must obtain necessary approvals before accepting (i) any position as an officer or director of an outside business concern, or (ii) any position as an officer or director with a not-for-profit entity if there is or may be a Company business relationship with the entity or an expectation of financial or other support from the Company. The Company’s officers must obtain such approvals from the Nominating and Corporate Governance Committee; other employees must obtain such approvals from the Compliance Officer.

      Directors, officers and employees who have obtained such approvals must promptly notify the appropriate persons specified above in the event of any change in the nature of such business concern’s or entity’s relationship with the Company or if such concern or entity later becomes a competitor of the Company.

Corporate Opportunities

      You owe a duty to the Company to advance its legitimate interests. Thus you may not (i) take for yourself corporate opportunities that are discovered through the use of Company property, information or position, without first offering such opportunities to the Company; (ii) use corporate property, information or position for personal gain; or (iii) compete with the Company.

      The Company’s directors and officers must adhere to their fundamental duties of good faith, due care and loyalty owed to all shareholders, and to act at all times with the Company’s and its shareholders’ best interests in mind.

Confidentiality

      You must maintain the confidentiality of sensitive business, technical or other information entrusted to you by the Company, its customers or business partners, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors or harmful to the Company, its customers or business partners if disclosed. This obligation is in addition to the requirements of any confidentiality agreement that you may have entered into with the Company.

Fair Dealing

      You must act fairly, honestly and in good faith in any dealings on behalf of the Company with any of its customers, suppliers, competitors, employees and all others. You may not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice such as price fixing or collusion.

Protection and Proper Use of Company Assets

      You must protect and seek to ensure the efficient use of Company assets. You should protect against the improper disclosure, theft or misuse of the Company’s intellectual and physical property.

      Company assets should be used only for the Company’s legitimate business purposes. The content of the Company’s electronic communication infrastructure (e-mail, voicemail, Internet access) is not protected by any right of personal privacy, and the Company can access and monitor it at any time without notice.

Compliance with Laws, Rules and Regulations

      The Company is committed to compliance with applicable laws, rules and regulations. The Company also maintains separate, detailed policies regarding such matters as insider trading, fair employment practices and sexual harassment that can be obtained through Human Resources or the Company’s Compliance Officer.

      Each and every director, officer and employee must comply with the law. Questions or concerns about compliance issues should be raised by any of the means indicated under “Reporting and Enforcement Mechanisms” below.

Full, Fair, Accurate, Timely and Understandable Disclosures

      The Company strives to ensure that all business records and financial reports are accurate, complete, understandable and not misleading. The Company is committed to complying with applicable laws requiring the fair and timely disclosure of material information and ensuring the accuracy of publicly disseminated information. To that end, the Company maintains internal controls and procedures designed to provide reasonable assurance of: the safeguarding and proper management of the Company’s assets; the reliability of its financial reporting in compliance with generally accepted accounting principles; and compliance with applicable laws and regulations. The Company is committed to maintaining disclosure controls and procedures designed to ensure that financial and non-financial information is collected, analyzed and timely reported in full compliance with applicable law.

      If you obtain information causing you to believe that the Company’s books or records are not being maintained, or that its financial condition or results of operations are not being disclosed, in accordance with these controls and procedures, you must report the matter directly by any of the means indicated under “Reporting and Enforcement Mechanisms” below.

REPORTING AND ENFORCEMENT MECHANISMS

      Among every director’s, officer’s and employee’s most important responsibilities in this Company are the obligations to (1) comply with this Code and all applicable laws, rules and regulations, and (2) promptly report any situation or conduct you believe may constitute a possible violation of the Code or the law.

      If you should learn of a potential or suspected violation of the Code, you have an obligation to promptly report the relevant information to one of the persons listed below. You may address questions about ethics issues and raise any concerns about a possible violation of the Code or applicable law to:

•	a supervisor or department head;

•	the Company’s Compliance Officer; and/or

•	inside or outside Company legal counsel.

      Frequently, a supervisor or department head will be in the best position to resolve the issue quickly. However, you may also raise any question or concern with any of the other persons listed above. You may do so orally or in writing and, if preferred, anonymously.

      If the issue or concern relates to the internal accounting controls of the Company or any auditing matter, you may report it anonymously to any member of the Audit Committee of the Board of Directors, the Company’s internal Disclosure Committee (the members of which are posted at all times on the Company’s intranet at http://intranet) or the Compliance Officer, pursuant to the procedures established by the Audit Committee.

POLICY AGAINST RETALIATION

      The Company will not tolerate retaliation in any form against any person who in good faith reports suspected violations of the Code or any laws, rules or regulations, voices other ethical concerns, or who is involved on the Company’s behalf in investigating or helping to resolve any such issue. Anyone found to have retaliated against another employee for any such conduct may be subject to discipline, including immediate termination. If you believe you have been subjected to such retaliation, you should report the situation as soon as possible to the Compliance Officer, the Human Resources Department, or to the Company’s legal counsel.

PENALTIES FOR VIOLATIONS

      The Company is committed to taking prompt and consistent action in response to violations of this Code. Any covered person who violates the Code is subject to disciplinary action, including immediate termination. The Company will promptly investigate reports of suspected violations. It will evaluate suspected violations on a case-by-case basis and apply an appropriate sanction, including, in its sole discretion, reporting the violation to authorities.

WAIVER/AMENDMENTS

      Only the Board of Directors may waive application of or amend any provision of this Code. A request for such a waiver should be submitted in writing to the Board of Directors, or a Committee of the Board of Directors designated for this purpose, for its consideration. The Company will promptly disclose to investors all substantive amendments to the Code, as well as all waivers of the Code granted to directors or officers, including the reasons for such waivers.

RECEIPT OF CODE OF BUSINESS CONDUCT AND ETHICS

      I have received a copy of the Company’s Code of Business Conduct and Ethics (the “Code”) and acknowledge I have read and understand its contents. I understand my obligation to comply with this Code and with the law, and my obligation to promptly report to appropriate personnel within the Company any and all suspected violations of this Code or of applicable laws, rules or regulations. I understand that the Company expressly prohibits any director, officer or employee from retaliating against any other such person for reporting suspected violations of the Code or of any laws, rules or regulations. I am familiar with all the resources that are available if I have questions about specific conduct, Company policies or applicable laws, rules or regulations.

      If I am an employee, I further understand that the Company is an “at-will” employer and that employment with the Company is not for a fixed term or definite period and may be terminated at the will of either party, at any time, with or without prior notice. I understand that nothing contained in this Code may be construed as creating a promise of future benefits or a binding contract with the Company for benefits or for any other purpose.

Printed Name:

Signature:

Position:

Date:

      Please sign and date this receipt and return it to Human Resources on behalf of the Compliance Officer.

Annex B

ACUSPHERE, INC.

Compensation Committee Charter

A.  Purpose and Scope

      The primary function of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Acusphere, Inc. (the “Corporation”) is to exercise the responsibilities and duties set forth below, including but not limited to (1) discharging the Board’s responsibilities relating to the compensation of the Corporation’s executives, (2) administering the Corporation’s incentive compensation and stock plans, (3) discharging the Board’s responsibilities as plan sponsor and Plan Administration of the Corporation’s retirement plans, including without limitation the Corporation’s 401(k) Plan, and (4) producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with applicable rules and regulations. The Committee shall review, to the extent it deems appropriate, and make recommendations to management on company-wide compensation programs and practices, take final action with respect to the individual salary, bonus and equity arrangements of the Corporation’s Chief Executive Officer and other senior executives reporting directly to the CEO, and approve, subject to ratification by the full Board, new equity-based plans and any material amendments thereto (including increases in the number of shares of Common Stock available for grant as options or otherwise thereunder) for which stockholder approval is required or desirable.

B.  Composition

      The Committee shall have a minimum of two members. Each member of the Committee shall meet any and all applicable independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body”), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

      The Board shall appoint the members of the Committee annually, considering the recommendations of the Nominating and Corporate Governance Committee. Each member of the Committee shall serve until his or her successor shall be duly appointed and qualified or until his or her earlier resignation or removal. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership. The Committee shall periodically review its own performance in such manner as it deems appropriate and communicate such evaluation, including any recommendations for change, to the Board of Directors. Independent of any such self-evaluation, the Board, excluding all directors whose executive compensation has been separately approved by the Committee, shall annually review the Committee’s performance.

      Notwithstanding the forgoing, to the extent permitted by the Regulatory Bodies, if the Committee is comprised of at least three members, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination. A member appointed pursuant this paragraph may not serve longer than two years.

C.  Responsibilities and Duties

      To fulfill its responsibilities and duties the Committee shall:

      1. Review and approve general compensation and benefit strategies and policies of the Corporation.

      2. Establish, review and approve performance measurements for the Chief Executive Officer (“CEO”), evaluate the CEO’s performance and approve the appropriate level of base compensation and all bonus and other incentive compensation for the CEO based on this evaluation. In determining the incentive component of CEO compensation, the Committee should consider the Corporation’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Corporation’s CEO in past years;

      3. Evaluate the performance of the Corporation’s executive officers and establish and approve the appropriate level of base compensation and all bonus and other incentive compensation for such officers;

      4. Review and approve, for the CEO and the other executive officers of the Corporation, (1) any employment agreements, severance arrangements, and change in control agreements or provisions, in each case, when and if appropriate, and (2) any special or supplemental benefits (other than benefits governed by the terms of qualified retirement plans);

      5. Consider and take actions regarding succession planning for the Chief Executive Officer and other officers and key employees of the Corporation to the extent deemed appropriate by the Committee;

      6. Retain a compensation consultant, when and if appropriate from time to time, to advise the Compensation Committee on executive compensation practices and policies, or any other matters within this Charter;

      7. Consider and take actions, when and if deemed appropriate, with respect to the adoption, amendment, administration or termination of compensation, welfare, benefit, retirement and other plans related to compensation of current and former employees of the Corporation, in each case taking into account appropriate industry benchmarks and, as appropriate, the compensation policies pursued by companies similarly situated to the Corporation (in general it is understood that the Committee will not review renewals and amendments to medical, dental and life insurance plans and similar employee benefit plans unless such plans are considered, in the judgment of management, to be outside of the industry norms);

      8. Review the terms and conditions of equity-based compensation plans, and approve and recommend to the full Board for its approval, the initial adoption of any equity-based plan and any material modification to such plan (such as an increase in the number of shares available under such plan), and make such amendments to the Corporation’s non-equity based plans and take such actions in regard to the plans as the Committee deems appropriate;

      9. Serve as plan sponsor and plan administrator of the Corporation’s retirement plans, including the Corporation’s 401(k) plan, in each case, in accordance with the terms of such plans.

      10. Design and approve incentive plans, including any equity-based compensation plans, to allow the Corporation to attract and retain talented personnel and align the pay of such personnel with the long-term interests of shareholders. With respect to equity-based compensation plans, and each other form of incentive plan as the Committee deems appropriate, submit each such plan and each material modification thereof, to the Board for its approval, and take actions that may be necessary or advisable to implement and administer such plans, all in accordance with the terms of such plans.

      11. Evaluate and recommend to the full Board the appropriate level of director compensation and take responsibility for ensuring that any payments to directors other than in their capacity as directors are fully and properly disclosed;

      12. Review and assess the adequacy of this Charter periodically as conditions dictate to ensure compliance with any rules or regulations promulgated by any Regulatory Body and recommend any modifications to this Charter if and when appropriate to the Board for its approval;

      13. Form and delegate authority to subcommittees where appropriate, including subcommittees consisting of one member;

      14. Make this Charter, and any amendments, public;

      15. Produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with applicable rules and regulations;

      16. Oversee the Corporation’s compliance with any rules promulgated by any Regulatory Body prohibiting loans to officers and directors of the Corporation; and

      17. Exercise such additional powers as may be reasonably necessary or desirable, in the Committee’s discretion, to fulfill its responsibilities and duties under this Charter.

D.     Meetings

      The Committee shall meet as necessary but at least twice per year. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered, provided that the CEO of the corporation may not be present during voting or deliberations on his or her compensation. Meetings can be called by the Chairperson of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum.

      The Committee shall keep written minutes of its meetings and record such minutes with the books and records of the Corporation. Minutes of each meeting will be distributed to the members of the Board and the Secretary of the Corporation.

E.     Independent Advice

      The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and duties as described above, and may seek, retain, and terminate, accounting, legal, consulting or other expert advice from a source independent of management, at the expense of the Corporation, with notice to the Chairman of the Board and the CEO. In furtherance of the foregoing, the Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms.

F.     Compensation

      The compensation of the Committee members shall be as determined by the Board of Directors.

Annex C

ACUSPHERE, INC.

Audit Committee Charter

A.     Purpose and Scope

      The primary function of the Audit Committee (the “Committee”) of the Board of Directors of Acusphere, Inc. (the “Corporation”) is to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation and to exercise the responsibilities and duties set forth below, including but not limited to: (a) appointing, compensating and retaining the Corporation’s independent public accountants, (b) overseeing the work performed by any independent public accountants, including conduct of the annual audit and engagement for any other services, (c) assisting the Board of Directors in fulfilling its responsibilities by: (i) reviewing the quarterly and annual financial reports prepared by the Corporation on Form 10-Q and Form 10-K, and (ii) reviewing, in conjunction with and based on the advice of the independent public accountants and financial officers of the Corporation, the adequacy and effectiveness of the Corporation’s internal financial and accounting controls, (d) recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Corporation’s financial condition and results of operations, (e) establishing procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, in each case in accordance with the Code of Business Conduct and Ethics, (f) engaging advisors as necessary, (g) distributing relevant funding provided by the Corporation, (h) serving as the Qualified Legal Compliance Committee (the “QLCC”) in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder and (i) such other responsibilities and duties as may be delegated from time to time by the Corporation’s charter or by-laws or the Board of Directors.

B.     Composition

      The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the applicable independence, audit committee composition and QLCC composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body” and collectively, the “Regulatory Bodies”), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

      All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.

      Notwithstanding the foregoing, to the extent permitted by the Regulatory Bodies, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination. A member appointed pursuant this paragraph may not serve longer than two years.

      The members of the Committee shall be elected annually by the Board of Directors and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chairperson is elected by the full Board of Directors, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

      To the extent permitted by the Regulatory Bodies, the Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next scheduled meeting.

C.     Statement of Policy

      Although the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits (this is the responsibility of the independent public accountants) or to determine that the Corporation’s financial statements are complete, accurate, and fairly presented in accordance with generally accepted accounting principles (this is the responsibility of management). Nothing in this Charter is intended to reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

D.     Responsibilities and Duties

      To fulfill its responsibilities and duties the Committee shall:

Document Review

      1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

      2. Review with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation’s annual report on Form 10-K. The Committee shall also review the Corporation’s quarterly financial statements prior to their inclusion in the Corporation’s quarterly SEC filings on Form 10-Q.

      3. Take steps designed to ensure that the independent accounting firm reviews the Corporation’s interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q.

Independent Accounting Firm

      4. Have sole authority and be directly responsible for the appointment, compensation, retention (including the authority not to retain or to terminate) and oversight of any independent accounting firms engaged by the Corporation for the purpose of preparing or issuing an audit report or related work. The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms.

      5. Approve in advance any and all audit and non-audit services to be performed by the independent accounting firm and adopt and implement policies for such pre-approval.

      6. Determine funding necessary for compensation of any independent accounting firms and notify the Corporation of all such anticipated funding needs.

      7. Be directly responsible for the resolution of any disagreements between management and the independent accounting firm regarding financial reporting matters.

      8. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board Standard 1, as it may be amended, modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

      9. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards No. 90 and as it may be further amended, modified or supplemented.

      10. Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant.

Financial Reporting Processes

      11. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation’s internal financial reporting and accounting controls.

      12. Require the Corporation to submit to the Committee prior to the filing of the Form 10-K or a Form 10-Q, a report (dated no earlier than 10 days prior to the date of filing of the Form 10-K or Form 10-Q) evaluating the design and operation of Corporation’s internal financial and accounting controls, and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls or fraud.

      13. Regularly review the Company’s critical accounting policies and significant accounting judgments and estimates resulting from the application of these policies and inquire at least annually of both the Corporation’s internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management’s accounting policies.

Compliance

      14. Engage outside advisors, including but not limited to, counsel, independent accounting consultants and/or other experts, as needed, to review any matter under its responsibility.

      15. Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of all such anticipated funding needs.

      16. Establish procedures for (a) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, in each case in accordance with the Code of Business Conduct and Ethics; and (c) the referral to the Board of Directors, or other committees thereof, including the Nominating and Corporate Governance Committee, matters of which the Committee is made aware that potentially involve issues of ethics, governance or other improprieties, which matters do not directly pertain to questionable accounting or auditing matters.

      17. Investigate, directly, or in coordination with other committees of the Board of Directors, any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

Reporting

      18. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders.

      19. Instruct the Corporation’s management to disclose in its annual proxy statement for each annual meeting of stockholders, Form 10-K and Form 10-Q’s the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.

QLCC Responsibilities

      20. Establish written procedures for the confidential receipt, retention and consideration of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law by the Corporation or by any officer, director, employee or agent of the Corporation (each, a “Material Violation”) that is reported to the Committee.

      21. Inform the Corporation’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a Material Violation that is reported to the Committee, except in situations when the Committee reasonably believes it would be futile to report evidence of a Material Violation to the Corporation’s chief legal officer and chief executive officer.

      22. Determine whether an investigation is necessary regarding any report of evidence of a Material Violation to the Committee.

      23. If the Committee determines an investigation is necessary or appropriate: (i) notify the full Board; (ii) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and (iii) retain such additional expert personnel as the Committee deems necessary. At the conclusion of any such investigation: (i) recommend, by majority vote, that the Corporation implement an appropriate response to evidence of a Material Violation; and (ii) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

      24. Acting by majority vote, take all other appropriate actions to respond to evidence of a Material Violation that is reported to the Committee including the authority to notify the Securities and Exchange Commission (the “Commission”) in the event that the Corporation fails in any material respect to implement an appropriate response that the Committee has recommended the Corporation take.

E.	Meetings

      It is anticipated that the Committee will meet in person or via teleconference at least four times in each year. At least two of these meetings should include an executive session that will allow the Committee to conduct free and open communications with the Corporation’s independent public accountants.

      The Committee shall meet separately with the Corporation’s Chief Financial Officer at least annually to review the financial affairs of the Corporation. The Committee shall meet with the independent public accountants of the Company, at such times as it deems appropriate, to review the auditor’s examination and management report.

F.	Cooperation

      The Committee hereby requests that officers of the Corporation cooperate with the Committee and render such assistance to it as it shall seek in carrying out its responsibilities and duties. The Committee shall have the right to request, and rely upon, advice, orally or in writing, from officers of the Corporation and from any representative of the independent public accountants concerning any aspect of the financial reports and related controls of the Corporation. The Committee shall have the authority to conduct or authorize investigation into any matter within the scope of its responsibilities and duties as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee.

G.	Compensation

      The compensation of the Committee members shall be as determined by the Board of Directors.

H.	Reports to the Board

      The Committee shall report regularly to the Board of Directors. The Committee may present summaries of recommendations to the Board of Directors in written or oral form. The Committee recommendations shall, at the Committee’s request, be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Annex D

ACUSPHERE, INC.
Nominating and Corporate Governance Committee Charter

A.  Purpose and Scope

      The primary function of the Nominating and Corporate Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibilities by: (i) reviewing and making recommendations to the Board regarding the Board’s composition and structure, establishing criteria for Board membership and evaluating policies relating to the recruitment of Board members; (ii) assisting in identifying and evaluating candidates to be potential new members of the Board and selecting (or recommending that the Board select) the director nominees for election at the next annual meeting of shareholders; (iii) (A) adopting a corporate code of ethics and conduct applicable to all directors, officers and employees (a “Code of Ethics”), (B) monitoring compliance with and periodically reviewing the Code of Ethics and (C) reviewing and approving all related party transactions; and (iv) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.

B.  Composition

      The Committee shall be comprised of a minimum of two members of the Board as appointed by the Board, each of whom shall meet any applicable independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body”), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

      The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. The Committee shall periodically review its own performance in such manner as it deems appropriate and communicate such evaluation, including any recommendations for change, to the Board of Directors. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

      Notwithstanding the foregoing, to the extent permitted by the Regulatory Bodies, if the Committee is comprised of at least three members, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination.

C.  Responsibilities and Duties

      To fulfill its responsibilities and duties the Committee shall:

Corporate Governance Policy Establishment and Review

      1. Overseeing the development of principles of corporate governance including, but not limited to, the establishment of the Code of Ethics. The Code of Ethics at a minimum shall (i) comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation that the Committee deems relevant, (ii) address conflicts of interest and full and fair disclosure and compliance with laws, (iii) encourage reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for any such reports or complaints, (iv) provide clear and objective standards for compliance with the Code of Ethics and a fair process by which to determine violations thereof, and (v) contain an enforcement mechanism. Once established the Committee shall recommend the adoption of Code of Ethics to the Board.

      2. Review and assess the adequacy of the Code of Ethics on a periodic basis, but at least annually. The Committee shall recommend any modifications to the Code of Ethics to the Board for approval.

      3. Collaborate with the Company’s officers and legal counsel to disclose publicly any amendments to the Code of Ethics required to be disclosed by any Regulatory Body.

      4. Collaborate with the Company’s officers and legal counsel to develop a means by which allegations of violations of or non-compliance with the Code of Ethics can be reported to the Committee in a confidential manner.

      5. Be available to the Board and members of the Company’s senior management team to consult with and to resolve reported violations or instances of non-compliance with the Code of Ethics. Diclose reported violations or instances of non-compliance regarding accounting or auditing matters to the Audit Committee for its consideration.

      6. Instruct outside counsel to report to the Committee any evidence of a material violation of the Code of Ethics by the Corporation or any agent thereof that are not appropriately addressed by the Corporation’s chief legal counsel or the Corporation’s chief executive officer.

      7. Determine an appropriate response to material violations of or non-compliance with the Code of Ethics.

      8. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any modifications to this Charter if and when appropriate to the Board for its approval.

      9. Determine criteria for evaluating any and all requests for waivers of the Code of Ethics, evaluate any such requests submitted by directors or executive officers, make a recommendation to the Board whether to grant any requests for waivers submitted by directors or executive officers and establish a process for prompt public disclosure upon the grant of any such waivers for directors or executive officers as may be required by any Regulatory Body.

      10. Review and assess the adequacy of the Company’s Certificate of Incorporation and By-Laws and the charters of any committee of the Board (the “Governing Documents”) periodically in order to ensure compliance with any principles of corporate governance developed by the Committee and recommend to the Board any necessary modifications to the Governing Documents.

      11. To the extent required by any Regulatory Body or otherwise deemed advisable by the Committee, develop, implement, review and monitor a continuing education program for members of the Board.

Board Composition, Nominations and Shareholder Proposals

      12. Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulation which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

      13. Review the composition and size of the Board in order to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company, as determined by the Committee.

      14. Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection.

      15. Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Ethics or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

      16. Review and recommend to the Board an appropriate course of action upon the resignation of current Board members, or any planned expansion of the Board, to help identify candidates to become members of the Board and review the qualifications, experience and fitness for service on the Board of any such candidates.

      17. Evaluate and recommend to the Board for selection Board members for assignment to serve on committees of the Board.

      18. Evaluate and recommend to the Board for selection a slate of nominees for election to the Board and review the qualifications, experience and fitness for service on the Board of any potential members of the Board.

      19. Review all shareholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

Conflicts of Interest

      20. Review all related party transactions, as required by any Regulatory Body, for potential conflict of interest situations on an ongoing basis and, if appropriate, approve such transactions.

      21. Evaluate any actual and potential conflicts of interest a Board member may have and issue to any Board member having an actual or potential conflict of interest recommendations on how to conduct him or herself in matters before the Board which may pertain to the conflict.

      22. To the extent deemed appropriate by the Committee, engage outside counsel, service providers and/or independent consultants to review or assist with any matter under its responsibility and approve the terms of engagement and fees of any outside counsel, service providers and/or independent consultants and terminate any such engagement if necessary.

      23. Take such other actions regarding the Company’s corporate governance that the Committee shall reasonably deem to be appropriate and in the best interests of the Company and its shareholders or as shall otherwise be required by any Regulatory Body.

Other

      24. Form and delegate authority to subcommittees where appropriate, including subcommittees consisting of one member.

      25. Engage outside advisors, including but not limited to, counsel, independent accounting consultants, search firms and/or other experts, as needed, to review any matter under its responsibility.

      26. Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of all such anticipated funding needs.

      27. Conduct or authorize others to conduct investigations into any matter within the scope of its responsibilities as it shall deem appropriate, including the authority to request any director, officer, employee or advisor of the Corporation to meet with the Committee.

D.  Meetings

      The Committee shall meet as necessary, but at least twice each year, to enable it to fulfill its responsibilities and duties as set forth herein. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered. Meetings can be called by the Chairperson of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum. The Committee shall report its actions to the Board and keep written minutes of its meetings which shall be recorded and filed with the books and records of the Company.

E.  Compensation

      The compensation of the Committee members shall be as determined by the Board of Directors.

PROXY
ACUSPHERE, INC.
Proxy for Annual Meeting of Stockholders
June 10, 2004
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Acusphere, Inc., a Delaware corporation (the “Corporation”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2004, and hereby appoints Howard Bernstein, M.D., Ph.D. and John F. Thero, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at the offices of Testa, Hurwitz & Thibeault, LLP, 21st Floor, Oliver Street Tower, 125 High Street, Boston, Massachusetts 02110 on June 10, 2004 at 8:30 a.m., local time, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER WITH RESPECT TO THE ELECTION OF DIRECTOR, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ELECTION OF DIRECTOR.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF

ACUSPHERE, INC.
June 10, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided.ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE:
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.	To elect one member to the Board of Directors to serve for a three year term as Class I Director:

NOMINEES:
☐	FOR THE NOMINEE	Sherri C. Oberg
☐	WITHHOLD AUTHORITY
FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

     I/We plan to attend the Annual Meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.